D-1

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

Ship To:	General Dynamics Land Systems
Bill to:	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States
Payment Terms:	MNS2
PO Currency:	USD

PO Creation Date:	**08-JUN-2009 10:03:27**
Revision Date:	
PO Status:	**APPROVED**
Freight Terms:	**FCA SP**
Freight Carrier:	**REFER TO GDLS ROUTING GUI**
Total PO Value:	**3,401,907.00**
PO Award Code:	**3A**
PO Description:	**Production PO**

SUPPLIER

Company:	Optex Systems Inc
Supplier No.:	503610
Site:	RICHARDSON
Address:	1420 Presidential Drive Richardson, TX 75081 United States Attn: VCN 23230 - OPTEX SY

BUYER
MARY DONOHUE
Phone: 586/825-4060
Email: donohuem@gdls.com

PLANNER
MARY DONOHUE
Phone: 586/825-4060
Email: donohuem@gdls.com

Purchase Order Text
Purchaser agrees to purchase and seller agrees to furnish the supplies or services described below in accordance with the terms and conditions on the face hereof.

This is a rated order for national defense use, and you are required to follow all the provisions of the defense priorities and allocations system regulation (15 CFR, part 700). Supplier is required to place rated orders with sub-tier suppliers for items needed to fill this order.

{POTEXT}

Terms and Conditions
This order is subject to the terms and conditions listed on General Dynamics Land Systems (GDLS) form 84-005-807, 0808 and 0809, and 1032 (time and material) in effect of the date of this order. Terms and conditions can be found at www.gdls.com/procurement/html.

****
PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RW00	*
G0006 RX00	
G0006 RY00	
G0006 RZ00	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.
****

If a supplier/subcontractor becomes in possession of government owned property the supplier/subcontractor will comply with the instructions for control of government-owned property in the possession of suppliers/ sub-contractors" these instructions are available on the GDLS website at www.gdls.com/procurement/ instructions for control of government owned property in the possession of suppliers/sub-contractors.
{DTC3}

Technical Data Mangement
Technical data furnished by buyer to seller, in order to facilitate seller's execution of this purchase order, is governed by the US international traffic in arms regulations (ITAR) section 124.13. If technical data is to be exported, a state department export license will be requested by the buyer/GDLS contracts department. When this is received, the appropriate license will be lodged with the customs department and the license # will be furnished to you for inclusion on the paperwork in order to allow for transference of data outside of the USA.

Terms and Conditions
Please refer to the General Dynamic...
www.gdls.com for purchase orde...

MARY DONOHUE

*Confidential Treatment Requested

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

Seller hereby agrees to:
1. Limit the use of the technical data to the manufacture of the defense articles required by the purchase order only; and
2. Prohibit the disclosure of the technical data to any other person except subcontractors within seller's country; and
3. Prohibit the acquisition of any rights in the technical data by any foreign person; and
4. Assure that any subcontracts issued by seller to sub-contractors within seller's country, in order to facilitate seller's execution of this purchase order, include all six (6) limitations contained in this clause; and
5. Destroy or return to buyer all of the technical data exported by buyer pursuant to execution of the purchase order and upon fulfillment of its terms; and
6. Assure delivery of the defense articles manufactured by seller under the terms of this purchase order only to buyer in the US or to an agency of the US Government.

Furthermore, technical data which may be acquired or generated under this purchase order may require appropriate authorization from the department of state, office of defense trade controls or department of commerce, office of export administration before it is released to a foreign person. Therefore, seller understands that, if it is a foreign entity, it shall not re-export or, if it is a US entity, it shall not disclose to any foreign person, any technical data acquired under this purchase order until after notifying buyer and written authorization from the appropriate US Government agency is obtained.
{ELR}

Quantity Option
The total quantity of this purchase order may be increased during performance of said contracts at the same price, but may not exceed 20% of the total quantity authorized.

Military Standard
Supplier shall furnish military standard hardware to the drawing revision level contained in the technical data package. If no revision level is specified, parts must be supplied to the latest revision level established by government agencies as of the date of this purchase order.
{MSP}

No Change to Item
Seller shall make no change in design, materials, location, manufacturing processes, or sources of supply, after buyer's acceptance of the first production test item or after acceptance of the first completed end item, without the written approval of the buyer.

For electrical components: the approval of the buyer will not be required for the seller to make changes in the source of supply of component parts which are classified as "passive components" so long as such supply source changes do not affect form, fit, function, quality, reliability or safety of the end item.
{NCG}

Hexavalent Chromium (HC) - (This clause applies to the interim armored vehicle (IAV) Stryker vehicle only and should be ignored for Tank and other applications.)

The contract between US Tank Automotive and Armaments Command (TACOM) and GDLS for the provision of an interim armored vehicle (IAV) to the US Army prohibits the use of hexavalent chromium. GDLS is bound by this requirement. Also, note that no cadmium plated parts or fasteners, other than electrical connectors, are permitted to be incorporated into any component.

All GDLS parts that are chemical agent resistant coating (CARC) painted were originally prepared in accordance with mil-t-704. This military standard authorizes vinyl wash primers containing HC (dod-p-15328 and mil-p-8614) as one of a number of pre-treatments for ferrous and aluminum parts. This standard also allows the use of chromated chemical conversion pre-treatment (per mil-c-5541, class 1a) for aluminum parts. Mil-t-704 is now replaced by mil-c-53072. All parts are to be painted in accordance with mil-c-53072 with the exception of the application of hexavalent chromium based pre-treatments.

GDLS will no longer accept parts utilizing vinyl primers or chemical conversion finishes that contain HC for the BCT IAV program. Your company shall eliminate the use of the subject wash primer and/or conversion finishes from its paint process. The process for each material is defined as follows:

- high hard - abrasive blast, prime and paint per specification (omit the use of vinyl wash primer)
mild steel - zinc phosphate, prime and paint per specification.
- aluminum - alodine 5200 or alodine 5700, prime and paint per specification.*
- stainless steel - omit both wash primer and paint, or passivate, prime and paint as specified.

(*) aluminum parts used for electrical applications, where conductive surface is required for bonds & grounds, may use chemical conversion finish per mil-c-5541, class 3, only when specifically specified and pre-approved by GDLS. Then prime and paint per specification.
{HCB2}

Quality Requirements Details
The detail language for the quality requirements can be found on the General Dynamics Land Systems website at the world wide web address http://www.gdls.com under the procurement button.

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.	MARY DONOHUE

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

PO #40050551
PO Revision 0

{WEB}

Invoice Policy
Vendor to invoice each non-deliverable line item exactly as shown on purchase order/release to insure prompt payment. Invoice must show vendor name, purchase order number/release number, line item number, item billed, and price.
{PS2}

Wood Packaging Requirements (WPR)
All non-manufactured coniferous wood (soft woods from coniferous trees and hard woods from non-coniferous trees), shall be treated to insure the wood is bug free. Material shall be heat treated (HT) material certified by an accredited agency and recognized by the American lumber standards committee (ALSC) and marked with the HT lumber is lumber that has been heated to 56 degrees C (core temperature) for 30 minutes and marked with the appropriate quality mark. The material may also be fumigated with methyl bromide (MB). The ALSC approved markings for boxes and crates shall be placed on both ends of the outer packaging between the end cleats or end battens in at least one inch high letters. Marks may be placed above required mil-std-129 markings. Internal blocking and bracing must comply also and be marked if at all possible. For product imported by a domestic supplier from an international source, it is the sole responsibility of the domestic source to insure that this standard (ISPM 15) is met.
{WPR}

Routing Instructions
"For complete freight routing instructions please go to the General Dynamics Land Systems website at http:\\www.gdls.com, click on procurement, then click on transportation routing instructions/routing guide. If you have freight routing questions, please forward them to traffic@gdls.com.
{RTE}

Purchase Order Delivery Schedules
Purchase order delivery schedules must be strictly adhered to. Early/late and/or over/under shipments to scheduled deliveries will not be tolerated. Any deviation to this policy, unless authorized by general dynamics procurement personnel, will result in material being returned at the supplier's expense. GDLS does not recognize any "industry shipping tolerances".
{PDS}

Receiving Acceptance Rate
Reference GDLS standard procurement clause for (RAR) receiving acceptance rate on website: http://procurement.gdls.com
{RAR}

Value Engineering Incentive
Value engineering incentive in accordance with FAR52.248-1 (instant contract saving only) applies. Seller's share is payable to seller promptly after payment of credit by the US Government to buyer.
{VE1}

Byrd Amendment Clause
The undersigned certifies, to the best of his or her knowledge and belief, that: no federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee or a member of congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. If any funds other than federal appropriated funds have been paid, or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee of a member of congress in connection with this federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit standard form-lll, "disclosure form to report lobbying," in accordance with its instructions.

The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, sub-grants, and contracts under grants, loans, and cooperative agreements).

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, title 31, US code.
{BAC}

LINE	PART	REV	DESCRIPTION	QTY	UoM	PRICE	TOTAL
1	12548774	###	PERISCOPE		Each		

	CONTRACT	MSDS	NOTE TO SUPPLIER	LINE STATUS
				Open

QA CLAUSE / ITEM TEXT:

1. ADDITIONAL PROCUREMENT DATA: NONE

Terms and Conditions
Please refer to the General Dynamics Land !
www.gdls.com for purchase order terms

*Confidential Treatment Requested

MARY DONOHUE

D-4

2. DRWG REV G, DATED 07/13/04 WITH OD1993-C021, OD1995-L008
WITH GDMY3077, GDMY3096, GDMY3188
** QUALITY REQUIREMENTS:
QY11
WEB
QG5
QJ21
QP93
QP6
QK11
MIL-STD-171
QY2
(205)
QY3
QL31
12548769
QJ8
QG2A
QK9
QP5
QP95
4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS
REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET.
(12548773)

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
1	*	0	*	*		18-FEB-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty * , Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
2	*	0	*	*		18-MAR-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty * , Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
3	*	0	*	*		15-APR-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty * , Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
4	*	0	*	*		13-MAY-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty * , Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
5	*	0	*	*		17-JUN-2011			Open

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
						12:00:00			
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141, United States				TEXT: Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
6	[redacted]	0	[redacted]	[redacted]		15-JUL-2011 12:00:00			Open
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141, United States				TEXT: Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
7	[redacted]	0	[redacted]	[redacted]		12-AUG-2011 12:00:00			Open
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141, United States				TEXT: Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
8	[redacted]	0	[redacted]	[redacted]		16-SEP-2011 12:00:00			Open
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141, United States				TEXT: Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
9	[redacted]	0	[redacted]	[redacted]		16-SEP-2011 12:00:00			Open
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141, United States				TEXT: Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
10	[redacted]	0	[redacted]	[redacted]		14-OCT-2011 12:00:00			Open
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141, United States				TEXT: Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4 Distribution 2: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
11	[redacted]	0	[redacted]	[redacted]		18-NOV-2011 12:00:00			Open
	SHIP TO: General Dynamics Land Systems, C/O Menlo Logistics, Inc, 2050 N. Sugar Street, Lima, OH 45801-3141				TEXT: Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				

*Confidential Treatment Requested

MARY DONOHUE

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

PO #40050551
PO Revision 0

United States	Distribution 2: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
12	[redacted]	0	[redacted]	[redacted]		16-DEC-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
13	[redacted]	0	[redacted]	[redacted]		13-JAN-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
14	[redacted]	0	[redacted]	[redacted]		17-FEB-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
15	[redacted]	0	[redacted]	[redacted]		16-MAR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
16	[redacted]	0	[redacted]	[redacted]		16-MAR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] , Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
17	[redacted]	0	[redacted]	[redacted]		16-MAR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
18	[redacted]	0	[redacted]	[redacted]		20-APR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems	

*Confidential Treatment Requested

ARY DONOHUE

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
	C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number [redacted]56HZV-06-G-0006, DPAS Rating DOA4 Distribution 2: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
19	[redacted]	0	[redacted]	[redacted]		20-APR-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
22	[redacted]	0	[redacted]	[redacted]		18-MAY-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
23	[redacted]	0	[redacted]	103,776.00		18-MAY-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
24	[redacted]	0	[redacted]	[redacted]		18-MAY-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
25	[redacted]	0	[redacted]	[redacted]		15-JUN-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				

End of Contract

D-8

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

PO #40050551
PO Revision 1

Ship To:	General Dynamics Land Systems
Bill to:	General Dynamics Land Systems Division 1161 Buckeye Road Lima, OH 45804-1815 United States
Payment Terms:	MNS2
PO Currency:	USD

PO Creation Date: **08-JUN-2009 10:03:27**
Revision Date: **28-SEP-2009 10:57:45**
PO Status: **APPROVED**
Freight Terms: **FCA-Seller's Dock (Incoterms 2000)**
Freight Carrier: **REFER TO GDLS ROUTING GUI**
Total PO Value: **5,380,137.00**
PO Award Code: **3A**
PO Description: **Production PO**

SUPPLIER
Company: Optex Systems Inc
Supplier No.: 503610
Site: RICHARDSON
Address: 1420 Presidential Drive
Richardson, TX 75081
United States
Attn: VCN 23230 - OPTEX SY

BUYER
MARY DONOHUE
Phone: 586/825-4060
Email: donohuem@gdls.com

PLANNER
MARY DONOHUE
Phone:
Email: donohuem@gdls.com

****
ORACLE REVISION 1 ISSUED 9/28/09 TO INCREASE PURCHASE ORDER QUANTITY B: PIECES AT SAME UNIT COST AND ADJUST PROJECT/TASK CODES TO BETTER MEET PLANT REQUIREMENTS. THE CONTRACTS/QUANTITIES LISTED IN THE PROGRESS PAYMENT CLAUSE HAVE ALSO BEEN ADJUSTED.
****
Original Purchase Order quantity pieces

Purchase Order Text
Purchaser agrees to purchase and seller agrees to furnish the supplies or services described below in accordance with the terms and conditions on the face hereof.

This is a rated order for national defense use, and you are required to follow all the provisions of the defense priorities and allocations system regulation (15 CFR, part 700). Supplier is required to place rated orders with sub-tier suppliers for items needed to fill this order.

{POTEXT}

Terms and Conditions
This order is subject to the terms and conditions listed on General Dynamics Land Systems (GDLS) form 84-005-807, 0808 and 0809, and 1032 (time and material) in effect of the date of this order. Terms and conditions can be found at www.gdls.com/procurement/html.

****
PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501-1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
G0006 RV00	
G0006 RW00	
G0006 RX00	
G0006 RY00	
G0006 RZ00	

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.
****

If a supplier/subcontractor becomes in possession of government owned property the supplier/subcontractor will comply with the instructions for control of government-owned property in the possession of suppliers/ sub-contractors" these instructions are available on the GDLS website at www.gdls.com/procurement/ instructions for control of government owned property in the possession of suppliers/sub-contractors.

Terms and Conditions
Please refer to the General Dynamics Land S
www.gdls.com for purchase order terms a

*Confidential Treatment Requested

ARY DONOHUE

{DTC3}

Technical Data Mangement
Technical data furnished by buyer to seller, in order to facilitate seller's execution of this purchase order, is governed by the US international traffic in arms regulations (ITAR) section 124.13. If technical data is to be exported, a state department export license will be requested by the buyer/GDLS contracts department. When this is received, the appropriate license will be lodged with the customs department and the license # will be furnished to you for inclusion on the paperwork in order to allow for transference of data outside of the USA.

Seller hereby agrees to:
1. Limit the use of the technical data to the manufacture of the defense articles required by the purchase order only; and
2. Prohibit the disclosure of the technical data to any other person except subcontractors within seller's country; and
3. Prohibit the acquisition of any rights in the technical data by any foreign person; and
4. Assure that any subcontracts issued by seller to sub-contractors within seller's country, in order to facilitate seller's execution of this purchase order, include all six (6) limitations contained in this clause; and
5. Destroy or return to buyer all of the technical data exported by buyer pursuant to execution of the purchase order and upon fulfillment of its terms; and
6. Assure delivery of the defense articles manufactured by seller under the terms of this purchase order only to buyer in the US or to an agency of the US Government.

Furthermore, technical data which may be acquired or generated under this purchase order may require appropriate authorization from the department of state, office of defense trade controls or department of commerce, office of export administration before it is released to a foreign person. Therefore, seller understands that, if it is a foreign entity, it shall not re-export or, if it is a US entity, it shall not disclose to any foreign person, any technical data acquired under this purchase order until after notifying buyer and written authorization from the appropriate US Government agency is obtained.
{ELR}

Quantity Option
The total quantity of this purchase order may be increased during performance of said contracts at the same price, but may not exceed 20% of the total quantity authorized.

Military Standard
Supplier shall furnish military standard hardware to the drawing revision level contained in the technical data package. If no revision level is specified, parts must be supplied to the latest revision level established by government agencies as of the date of this purchase order.
{MSP}

No Change to Item
Seller shall make no change in design, materials, location, manufacturing processes, or sources of supply, after buyer's acceptance of the first production test item or after acceptance of the first completed end item, without the written approval of the buyer.

For electrical components: the approval of the buyer will not be required for the seller to make changes in the source of supply of component parts which are classified as "passive components" so long as such supply source changes do not affect form, fit, function, quality, reliability or safety of the end item.
{NCG}

Hexavalent Chromium (HC) - (This clause applies to the interim armored vehicle (IAV) Stryker vehicle only and should be ignored for Tank and other applications.)

The contract between US Tank Automotive and Armaments Command (TACOM) and GDLS for the provision of an interim armored vehicle (IAV) to the US Army prohibits the use of hexavalent chromium. GDLS is bound by this requirement. Also, note that no cadmium plated parts or fasteners, other than electrical connectors, are permitted to be incorporated into any component.

All GDLS parts that are chemical agent resistant coating (CARC) painted were originally prepared in accordance with mil-t-704. This military standard authorizes vinyl wash primers containing HC (dod-p-15328 and mil-p-8614) as one of a number of pre-treatments for ferrous and aluminum parts. This standard also allows the use of chromated chemical conversion pre-treatment (per mil-c-5541, class 1a) for aluminum parts. Mil-t-704 is now replaced by mil-c-53072. All parts are to be painted in accordance with mil-c-53072 with the exception of the application of hexavalent chromium based pre-treatments.

GDLS will no longer accept parts utilizing vinyl primers or chemical conversion finishes that contain HC for the BCT IAV program. Your company shall eliminate the use of the subject wash primer and/or conversion finishes from its paint process. The process for each material is defined as follows:

- high hard - abrasive blast, prime and paint per specification (omit the use of vinyl wash primer)
mild steel - zinc phosphate, prime and paint per specification.
- aluminum - alodine 5200 or alodine 5700, prime and paint per specification.*
- stainless steel - omit both wash primer and paint, or passivate, prime and paint as specified.

(*) aluminum parts used for electrical applications, where conductive surface is required for bonds & grounds, may use chemical conversion finish per mil-c-5541, class 3, only when specifically specified and pre-approved by GDLS. Then prime and paint per specification.
{HCB2}

Quality Requirements Details
The detail language for the quality requirements can be found on the General Dynamics Land Systems website at the world wide web address http://www.gdls.com under the procurement button.
{WEB}

Invoice Policy
Vendor to invoice each non-deliverable line item exactly as shown on purchase order/release to insure prompt payment. Invoice must show vendor name, purchase order number/release number, line item number, item billed, and price.
{PS2}

Wood Packaging Requirements (WPR)
All non-manufactured coniferous wood (soft woods from coniferous trees and hard woods from non-coniferous trees), shall be treated to insure the wood is bug free. Material shall be heat treated (HT) material certified by an accredited agency and recognized by the American lumber standards committee (ALSC) and marked with the HT lumber is lumber that has been heated to 56 degrees C (core temperature) for 30 minutes and marked with the appropriate quality mark. The material may also be fumigated with methyl bromide (MB). The ALSC approved markings for boxes and crates shall be placed on both ends of the outer packaging between the end cleats or end battens in at least one inch high letters. Marks may be placed above required mil-std-129 markings. Internal blocking and bracing must comply also and be marked if at all possible. For product imported by a domestic supplier from an international source, it is the sole responsibility of the domestic source to insure that this standard (ISPM 15) is met.
{WPR}

Routing Instructions
"For complete freight routing instructions please go to the General Dynamics Land Systems website at http:\\www.gdls.com, click on procurement, then click on transportation routing instructions/routing guide. If you have freight routing questions, please forward them to traffic@gdls.com.
{RTE}

Purchase Order Delivery Schedules
Purchase order delivery schedules must be strictly adhered to. Early/late and/or over/under shipments to scheduled deliveries will not be tolerated. Any deviation to this policy, unless authorized by general dynamics procurement personnel, will result in material being returned at the supplier's expense. GDLS does not recognize any "industry shipping tolerances".
{PDS}

Receiving Acceptance Rate
Reference GDLS standard procurement clause for (RAR) receiving acceptance rate on website: http://procurement.gdls.com
{RAR}

Value Engineering Incentive
Value engineering incentive in accordance with FAR52.248-1 (instant contract saving only) applies. Seller's share is payable to seller promptly after payment of credit by the US Government to buyer.
{VE1}

Byrd Amendment Clause
The undersigned certifies, to the best of his or her knowledge and belief, that: no federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee or a member of congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. If any funds other than federal appropriated funds have been paid, or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee of a member of congress in connection with this federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit standard form-lll, "disclosure form to report lobbying," in accordance with its instructions.

The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, sub-grants, and contracts under grants, loans, and cooperative agreements).

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, title 31, US code.
{BAC}

LINE	PART	REV	DESCRIPTION	QTY	UoM	PRICE	TOTAL

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

1	12548774	###	PERISCOPE		Each		

	CONTRACT	MSDS	NOTE TO SUPPLIER	LINE STATUS
				Open

QA CLAUSE / ITEM TEXT:

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/13/04 WITH OD1993-C021, OD1995-L008
WITH GDMY3077, GDMY3096, GDMY3188
** QUALITY REQUIREMENTS:
QY11
WEB
QG5
QJ21
QP93
QP6
QK11
MIL-STD-171
QY2
(205)
QY3
QL31
12548769
QJ8
QG2A
QK9
QP5
QP95
4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS
REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET.
(12548773)

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
1		0				14-JAN-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty , Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
2		0				18-FEB-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty , Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
3		0				18-MAR-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty , Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
4		0				15-APR-2011 12:00:00			Open

SHIP TO	TEXT

*Confidential Treatment Requested

ARY DONOHUE

D-12

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
5	[redacted]	0	[redacted]	[redacted]		13-MAY-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
6	[redacted]	0	[redacted]	[redacted]		17-JUN-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
7	[redacted]	0	[redacted]	[redacted]		15-JUL-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
8	[redacted]	0	[redacted]	[redacted]		12-AUG-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
9	[redacted]	0	[redacted]	[redacted]		16-SEP-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted]. Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
10	[redacted]	0	[redacted]	[redacted]		16-SEP-2011 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted]. Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
11	[redacted]	0	[redacted]	[redacted]		14-OCT-2011			Open

*

***Confidential Treatment Requested** \RY DONOHUE

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

PO #40050551
PO Revision 1

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
						12:00:00			
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number [redacted]56HZV-06-G-0006, DPAS Rating DOA4 Distribution 2: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
12	[redacted]	0	[redacted]	[redacted]		18-NOV-2011 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: [redacted] Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number [redacted]56HZV-06-G-0006, DPAS Rating DOA4 Distribution 2: [redacted], Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
13	[redacted]	0	[redacted]	[redacted]		16-DEC-2011 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
14	[redacted]	0	[redacted]	[redacted]		13-JAN-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4				
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
15	[redacted]	0	[redacted]	[redacted]		17-FEB-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number [redacted]HZV-06-G-0006, DPAS Rating DOA4				
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
16	[redacted]	0	[redacted]	[redacted]		16-MAR-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States				Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZ[redacted]-06-G-0006, DPAS Rating DOA4				
SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
17	[redacted]	0	[redacted]	[redacted]		16-MAR-2012 12:00:00			Open
	SHIP TO				TEXT				
	General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street				Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,				

D-14

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

PO #40050551
PO Revision 1

	Lima, OH 45801-3141 United States	Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
18	[redacted]	0	[redacted]	[redacted]		16-MAR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
19	[redacted]	0	[redacted]	[redacted]		20-APR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number [redacted]HZV-06-G-0006, DPAS Rating DOA4 Distribution 2: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
20	[redacted]	0	[redacted]	[redacted]		20-APR-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
21	[redacted]	0	[redacted]	[redacted]		18-MAY-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
22	[redacted]	0	[redacted]	[redacted]		18-MAY-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
23	[redacted]	0	[redacted]	[redacted]		18-MAY-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
24	[redacted]	0	[redacted]	[redacted]		15-JUN-2012 12:00:00			Open

SHIP TO	TEXT

Terms and Conditions
Please refer to the General Dynamic[redacted]
www.gdls.com for purchase orde[redacted]

*Confidential Treatment Requested

MARY DONOHUE

D-15

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
25	[redacted]	0	[redacted]	[redacted]		30-JUL-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
26	[redacted]	0	[redacted]	[redacted]		31-AUG-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
27	[redacted]	0	[redacted]	[redacted]		28-SEP-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
28	[redacted]	0	[redacted]	[redacted]		31-OCT-2012 00:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
29	[redacted]	0	[redacted]	[redacted]		30-NOV-2012 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted] Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
30	[redacted]	0	[redacted]	[redacted]		07-JAN-2013 12:00:00			Open

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty [redacted], Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS
31	[redacted]	0	[redacted]	[redacted]		08-FEB-2013			Open

*Confidential Treatment Requested

MARY DONOHUE

D-126

GENERAL DYNAMICS
Land Systems
38500 Mound Road, Sterling Heights, MI 48310

STANDARD PURCHASE ORDER

						12:00:00			

SHIP TO	TEXT
General Dynamics Land Systems C/O Menlo Logistics, Inc 2050 N. Sugar Street Lima, OH 45801-3141 United States	Distribution 1: Qty*, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS, Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

End of Contract

Terms and Conditions
Please refer to the General Dynamics Land S
www.gdls.com for purchase order terms

*Confidential Treatment Requested IARY DONOHUE